                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 19, 2002

                             ----------------------

                           STATER BROS. HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER 001-13222

                DELAWARE                                         33-0350671
    (State or other jurisdiction of                           (I.R.S. Employer
     incorporation or organization)                          Identification No.)

           21700 BARTON ROAD                                        92324
           COLTON, CALIFORNIA
(Address of principal executive offices)                         (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (909) 783-5000

                             ----------------------

ITEM 9. REGULATION FD DISCLOSURE

On December 18, 2002, Stater Bros. Holdings Inc. issued a press release announcing fourth quarter and fiscal 2002 sales and net income.

A copy of this press release is attached hereto as Exhibit 99.4.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Stater Bros. Holdings Inc.

                               /s/ Phillip J. Smith
                               --------------------

                           By: Phillip J. Smith
                               Senior Vice President and Chief Financial Officer

Date: December 19, 2002

EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

Exhibit 99.4 Text of press release, dated December 18, 2002, entitled "Stater Bros. Holdings Announces Record Sales".